UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

BROADVIEW INSTITUTE, INC.

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-8505	41-0641789
(Commission File Number)	(IRS Employer
Identification No.)
8147 Globe Drive Woodbury, Minnesota 55125
(Address of Principal Executive Offices) (Zip Code)

(651) 332-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2013, Norman Winer resigned from his position as a member of the Board of Directors of Broadview Institute, Inc. (the “Company”) to focus on other matters. Mr. Winer was a member of the Audit Committee of the Board of Directors. Mr. Winer informed the Company that he had no disagreements with the Company’s operations, polices or practices that led to his decision.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial statements: None.

(b)     Pro forma financial information: None.

(c)     Shell company transactions: None.

(d)     Exhibits: None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2013

BROADVIEW INSTITUTE, INC.

/s/ Kenneth J. McCarthy_________

Kenneth J. McCarthy

Chief Financial Officer